SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                     Date of Report
                     (Date of earliest
                     event reported):        April 24, 2003


                                  Gehl Company
        ----------------------------------------------------------------
             (Exact name or registrant as specified in its charter)



   Wisconsin                           0-18110                  39-0300430
---------------                   ----------------             ------------
(State or other                   (Commission File             (IRS Employer
jurisdiction of                        Number)               Identification No.)
incorporation)


                  143 Water Street, West Bend, Wisconsin 53095
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 334-9461
                         -----------------------------
                        (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being furnished herewith:

               (99) Press Release of Gehl Company, dated April 24, 2003.

Item 9.   Regulation FD Disclosure (Information Is Being Provided Under
------    -------------------------------------------------------------
          Item 12).
          --------

     On April 24, 2003, Gehl Company issued a press release announcing its financial results for the quarter ended March 29, 2003. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEHL COMPANY



Date: April 24, 2003                    By: /s/ Kenneth P. Hahn
                                            ------------------------------------
                                            Kenneth P. Hahn
                                            Vice President of Finance and Chief
                                            Financial Officer

                                  GEHL COMPANY


                   Exhibit Index to Current Report on Form 8-K
                              Dated April 24, 2003

Exhibit
Number
------

(99)      Press Release of Gehl Company, dated April 24, 2003